LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 9, 2013

TO THE PROSPECTUS OF

PERMAL TACTICAL ALLOCATION FUND,

DATED MAY 1, 2013

The following information supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Prospectus.

It is expected that all of the changes set out in this supplement will become effective as of July 31, 2013. The fund intends to comply with its new investment objective and investment policies and strategies as soon as reasonably practicable after that date.

Name change

The fund’s name will change to “Permal Alternative Core Fund.”

New investment objective

The fund seeks total return.

Principal investment strategies

The fund typically will invest, directly or through underlying funds and exchange-traded notes, approximately

•	50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies

•	0% to 50% of its total assets in equity-related investments

•	0% to 50% of its total assets in fixed income-related investments

•	0% to 40% in cash and cash equivalents

Hedge fund strategies may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event driven. The fund may also employ various security, currency or commodity hedging strategies.

The fund may not invest more than 10% of its total assets in any one investment considered by Permal Asset Management Inc. (“Permal”) to be an alternative investment. For purposes of this restriction, all investments in hedge funds will be considered alternative investments.

Certain risks

Hedge fund strategies risk. The fund, both directly and through the underlying funds, may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales, leverage and derivative transactions and hedging strategies. The fund may invest in underlying funds employing proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated.

Master limited partnership risk. The fund, both directly and through the underlying funds, may invest in master limited partnership (“MLP”) units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the fund derives from direct and indirect investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a reduction in the value of the fund’s shares.

Performance

The fund will compare its performance to that of a composite index consisting of 60% Morgan Stanley Capital International (“MSCI”) World Index (Gross) and 40% Barclays U.S. Aggregate Index. The fund will no longer compare its performance to the 60/30/10 Composite Index, which consists of 60% MSCI

World Index (Gross), 30% Barclays U.S. Aggregate Index and 10% Citigroup 90-Day U.S. Treasury Bill Index, or to the Citigroup 90-Day U.S. Treasury Bill Index.

More on the fund’s investment strategies, investments and risks

The fund was named Legg Mason Permal Tactical Allocation Fund prior to January 1, 2013 and was named Permal Tactical Allocation Fund prior to July 31, 2013.

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The fund seeks total return.

The fund is a “fund of funds,” which is a term used to describe a mutual fund that pursues its investment objective by investing primarily in other investment companies (underlying funds).

In seeking to meet its investment objective, the fund allocates assets in accordance with decisions made by Permal. The fund will seek to achieve its objective by allocating assets and primarily investing in mutual funds, closed-end funds, exchange-traded funds (ETFs) and indexed or other performance-related instruments, including exchange-traded notes (ETNs), as identified by Permal. The fund may invest in affiliated and unaffiliated open-end funds and unaffiliated closed-end funds. Some of the underlying funds may not be registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) and/or may not register their securities under the Securities Act of 1933, as amended, and are commonly known as “hedge funds.” The fund may change the underlying funds — whether affiliated or unaffiliated — from time to time without notice to shareholders.

The fund may invest in underlying funds that employ any investment strategy or technique and may invest in any region or country. The fund also may invest directly in equity securities, fixed income securities, derivatives and hedge fund strategies. The composition of the fund’s investment portfolio will vary over time based on Permal’s overall asset allocation decisions and top-down and bottom-up implementation. The fund will remain flexible in its use of investment strategies and techniques and can seek both long and short exposure through passive and actively managed vehicles.

The fund typically will invest, directly or through underlying funds and ETNs, approximately

•	50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies

•	0% to 50% of its total assets in equity-related investments

•	0% to 50% of its total assets in fixed income-related investments

•	0% to 40% in cash and cash equivalents

The fund may invest in hedge fund strategies directly and through underlying funds, including both hedge funds and registered investment companies that employ hedge fund strategies. Hedge fund strategies may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event-driven. The fund may also employ various security, currency or commodity hedging strategies.

The fund may not invest more than 10% of its total assets in any one investment considered by Permal to be an alternative investment. For purposes of this restriction, all investments in hedge funds will be considered alternative investments.

Permal seeks to allocate fund assets among underlying funds that, in its view, represent attractive investment opportunities that will assist the fund in achieving its investment objective. However, Permal will consider periodically rebalancing the fund’s portfolio to maintain what it considers to be an appropriate mix of asset classes, given its prevailing market views. There is no guarantee that any given underlying fund will accept additional investments from the fund at the time the fund wishes to make such an additional investment or at any time thereafter. Furthermore, any underlying fund may return the fund’s investment in whole or in part without the fund’s consent (as a result of the underlying fund’s liquidation or other compulsory redemption).

Permal anticipates that the number and identity of underlying funds and other investments will vary over time as a result of allocations and reallocations among new and existing underlying funds and the performance of each underlying fund as compared to the performance of other fund assets. In addition, to avoid potential adverse regulatory consequences, the fund may need to hold its interest in an underlying fund in non-voting form or limit its voting rights to a certain percentage. Except for ETFs and other underlying funds that it has acquired in reliance on an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund generally does not intend to own 5% or more of the voting securities of any underlying unaffiliated fund. Such a limitation on voting rights is intended to prevent an underlying unaffiliated fund from becoming an “affiliated person” of the fund for purposes of the 1940 Act. If the fund becomes an affiliated person of an underlying fund through ownership of its voting securities or otherwise, the 1940 Act may limit the ability of the fund to transact with the underlying fund or its affiliates.

The fund may seek to gain exposure to certain asset classes, such as ETFs that invest primarily in commodities or MLPs, through investments in its wholly-owned subsidiary, Alternative Core Fund Ltd., a Cayman Islands exempted company. The subsidiary may invest without limit in these investments. The subsidiary has the same investment manager and subadvisers as the fund. The fund may invest up to 25% of its assets in the subsidiary.

Hedge fund strategies

The fund may, directly or through the underlying funds, employ a broad variety of hedge fund strategies, including but not limited to those set forth below. References to “underlying funds” should be read to include the fund when it is employing these strategies directly.

Global fixed income strategies. Such strategies may include fundamental long-short credit, capital structure arbitrage, high yield debt and non-U.S. debt.

Fundamental Long-Short Credit: This strategy involves performing intensive bottom up credit research on, among other factors, an issuer’s industry and company-specific fundamental drivers, its financial condition, sources of liquidity, access to capital markets and potential ratings changes by credit agencies. Based on this analysis, underlying funds may decide to take a directional position, either long or short, in a company’s debt security. These funds typically identify specific catalysts in order to exploit these situations (e.g., exchange offers, workouts, financial reorganizations or other special credit event-related situations).

Capital Structure Arbitrage: The portfolio managers of these underlying funds perform the same intensive bottom up credit research on an issuer described above under “Fundamental Long-Short Credit.” Based on this analysis, the portfolio managers look for inefficiencies in the relative pricing of securities within the same capital structure and may take a long position in a debt security, typically senior in the capital structure (e.g., bank debt or senior bond) and a parallel short position in another security, typically a subordinated bond, convertible bond, preferred stock or common stock.

High Yield Debt: The high yield debt strategy involves investing predominantly in the debt of financially troubled, or stressed, companies. These companies are generally experiencing financial difficulties that have either led to a default on their indebtedness or increased the likelihood of default. The portfolio managers of high yield debt underlying funds will generally consider, among other factors, the price of the security, the prospects of the company, the company’s history, management and current conditions when making investment decisions.

Non-U.S. Debt: Non-U.S. debt investing involves purchasing debt securities issued predominantly by non-U.S. corporations or non-U.S. governments or guaranteed by non-U.S. governments or any agencies thereof. The strategy will generally consist of underlying funds investing in non-U.S. fixed income portfolios and/or emerging markets debt securities. Given the markets in which they invest, a significant portion of the portfolios of non-U.S. debt underlying funds may be invested in restricted securities for which a market may not be readily available. Further, an investment in bonds issued by foreign governments or corporations may carry, among other things, significant geopolitical risks, legal risks, currency risks (e.g., significant devaluations) and liquidity risks (e.g., lack of developed trading markets). To mitigate some of this risk, non-U.S. debt underlying funds may use certain hedging tools, but there can be no assurance that any such hedging techniques will be successful.

Corporate event-driven strategies. Event-driven strategies can include risk arbitrage, special situations, activist, distressed/stressed debt and equity and private placements. Underlying funds employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst.

Risk arbitrage. Seeks to exploit the change in the price of a firm’s securities as a result of a takeover or merger. Typically, an underlying fund will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm.

Special situations. Involves investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond rating changes from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events.

Activist strategies. Relies on the ability to use a significant economic stake in the instruments of a company to influence management and corporate decisions in such a way as to increase the value of the holdings (e.g., seeking management changes, selling business units, securing special dividends and influencing financial restructurings). Underlying funds using activist strategies may attempt to obtain representation on a company’s board of directors to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity-related instruments of companies that are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation.

Distressed/Stressed debt and equity. This strategy focuses on investing in debt or equity securities of companies that are either experiencing financial distress or whose credit quality is poor but expected to improve. The objective of an underlying fund employing this strategy is to obtain profits based upon the perceived material difference between the market value and intrinsic value of these securities, which is calculated based upon an analysis of the relevant assets and liabilities along with a company’s future projected cash flows.

Private placements. An underlying fund may invest in privately placed securities, such as structured discount convertible securities. Normally, such securities are privately offered to an underlying fund by a company in need of timely financing. Portfolio managers generally will hedge with purchases of registered common stock until the registration becomes effective and then liquidate the position gradually.

Long-equity strategies: Involve the purchase of equity and equity-linked instruments in global markets. An equity strategy may focus on a particular capitalization range (e.g., small cap vs. large cap) or a particular industry sector (e.g., healthcare, technology or consumer products), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate, investing in securities without specific regard for their issuers’ capitalization, sector or geography. Some equity strategies may use dynamic equity strategies to create long-biased holdings in potentially favorable positions, sectors or countries. In addition to long equity investments, dynamic equity strategies generally hedge long positions and employ additional instruments, such as bonds, options, preferred securities and convertible securities.

An underlying fund pursuing an equity strategy typically seeks to capitalize on discrepancies between its adviser’s evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of such security, on the one hand, and the consensus view reflected in the market price of such security, on the other hand. Some underlying funds pursuing this strategy also may seek to extract value by being more trading-oriented or catalyst-driven.

Equity long/short. Equity long/short strategies may employ strategies similar to long-equity strategies, but combine long positions with short sales. Equity long/short strategies are among the non-traditional absolute return strategies pursued by hedge funds. A distinguishing feature of absolute return strategies is their focus on absolute performance objectives as compared to measuring performance on a relative basis. Absolute return strategies seek to generate returns that are uncorrelated with traditional performance benchmarks and seek to achieve positive returns even in declining market conditions.

Opportunistic equity. Opportunistic equity investments comprise underlying funds that predominantly invest in equity securities in all global markets, including U.S. domestic markets. Portfolio managers of these underlying funds will opportunistically allocate capital to those markets around the world which present the best opportunities for profit based on either the portfolio managers’ fundamental company valuation analysis or perceived macroeconomic shifts.

Short sales. The fund may invest in underlying funds that employ short selling. A short sale involves the sale of a security that an underlying fund does not own with the expectation of purchasing the same security at a later date at a lower price. Portfolio managers employing this strategy sell short the stock of companies whose fundamentals, liability profile or growth prospects do not support current public market valuations. Short selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research.

Global macro strategies: Seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in securities, derivative contracts or options, and may be in equities, fixed income markets, currencies or commodities. This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies.

Discretionary strategies: An underlying fund may use discretionary global macro strategies to seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. An underlying fund may utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, underlying funds using this strategy may hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and an underlying fund may employ leverage.

Systematic strategies: An underlying fund uses systematic global macro strategies and employs proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. An underlying fund employing systematic strategies tends to hold positions in several markets at the same time, may be both long and short, and tends to use leverage when establishing positions.

“Natural resources trading” strategies: An underlying fund may engage in commodity trading strategies to generally invest on a global basis in a portfolio of securities, commodities and derivative instruments, which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering). Natural resources trading includes commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities.

In pursuit of macro strategies, the fund may also invest in underlying funds employing the following strategies:

“Momentum investing” or “trend-following” strategies: An underlying fund may engage in “momentum investing” or “trend-following” to attempt to take advantage of the observable tendency of the markets to trend and to tend to make exaggerated movements in both upward and downward directions. These exaggerated movements can be thought of as resulting from the influence of crowd psychology, or the herd instinct, among market participants. An underlying fund may use this strategy to primarily trade liquid futures, options and forward contracts though it may take positions in cash, equity securities, investment companies and derivative securities. An underlying fund may use leverage when establishing positions and hold positions in several markets at the same time.

Other quantitative strategies: An underlying fund may engage in other quantitative strategies to seek to profit from discrepancies in the valuations of instruments and asset classes caused by differences in macroeconomic fundamentals and technical factors, both across and within countries using a combination of fundamental, technical, macroeconomic data and linear and nonlinear forecasting models. An underlying fund may invest primarily in broad-based equity and fixed income index futures and options, currency futures and options, commodity futures and options and swaps, and may also invest in stocks, bonds, currencies, commodities and other instruments, in an opportunistic model-driven fashion.

Relative value strategies: Include volatility arbitrage and fixed income hedge strategies.

Volatility arbitrage: Trades volatility as an asset class. Exposures may be long, short, or neutral to the direction of implied volatility. Volatility arbitrage strategies may be either directional or relative value in nature – specifically, directional volatility arbitrage strategies seek to express a view on the likely trend of implied volatility across various asset classes including equities, foreign exchange, interest rates and commodities, whereas relative value volatility arbitrage strategies seek to exploit mispricings between multiple options or instruments containing implied volatility. Volatility arbitrage managers typically invest in liquid instruments including options and variance swaps.

Fixed income hedge. Fixed income hedge portfolio managers typically invest long and short primarily in corporate debt instruments across the capital structure of companies, based on fundamental credit analysis. These portfolio managers run portfolios that have flexible mandates allowing them to invest in a large variety of corporate debt securities, enter short positions, employ leverage, run concentrated portfolios and hedge credit and interest rate risk in their books. Although fixed income hedge portfolio managers invest a portion of their portfolios in investment grade debt, they typically focus on high yield lower-rated corporate debt and distressed debt.

Fixed income arbitrage. Attempts to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns.

Convertible arbitrage. Seeks to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by an underlying fund.

Managed futures strategies seek to generate positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. Managed futures strategies invest in a wide variety of futures contracts and futures-related instruments across different asset classes, including commodities, currencies, fixed income and equities. Managed futures strategies can take long or short positions in any of these instruments and seek to benefit if the price of the underlying instrument rises or falls.

Master limited partnerships

The fund may invest directly or through the underlying funds in MLP units. MLPs are limited partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate stock. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends generally on the amount of cash flow generated from such company’s operations. Distributions from an MLP often exceed the MLP’s taxable income, decreasing the tax basis of the MLP’s units and increasing a holder’s taxable gain or decreasing a holder’s taxable loss at the time of disposal of such MLP units. Any such distributions that exceed the remaining tax basis in the MLP’s units will be taxable as capital gain immediately, assuming the units are held as capital assets. Certain MLP units have restrictions that limit or restrict the acquisition of such MLP units by regulated investment companies such as the fund. Such limits or restrictions, if enforced, could limit the availability of such units to the fund or result in a forced sale at a below market price and/or loss of rights to receive MLP distributions.

The fund may not invest more than 25% of the value of its total assets in the securities of MLPs that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships (“QPTPs”) (the “25% Limitation”). A QPTP means a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its annual income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, (b) real property rents, (c) gain from the sale or other disposition of real property, (d) the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels, and (e) in the case of a partnership a principal activity of which is the buying and selling of commodities, income and gains from commodities or futures, forwards, and options with respect to commodities; and (iii) that derives less than 90% of its annual income from the items listed in (a) above. The 25% Limitation generally does not apply to publicly traded partnerships that are not energy- or commodity focused, such as, for instance, finance-related partnerships.

The fund may also invest in “I-Shares” issued by affiliates of MLPs, which represent an indirect ownership of MLP limited partnership interests. Although I-Shares have similar features to MLP common units with respect to distributions, holders of I-Shares receive distributions in the form of additional I-Shares equal to the cash distributions received by the MLP common unit holders. To the extent the issuers of I-Shares have elected to be treated as corporations for U.S. federal income tax purposes, the fund’s investments in I-Shares are not subject to the 25% Limitation.

Selection process

The composition of the fund’s investment portfolio will vary over time, based on, among other things, quantitative and qualitative techniques and risk management guidelines that seek exposure to alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies, hedge fund strategies, global equities, fixed income securities and cash and cash equivalents. The fund may employ an asset allocation strategy to exploit perceived inefficiencies or imbalances in equity, fixed income or other asset classes in any region or country.

The fund will remain flexible in its use of investment strategies or techniques and investments and will be managed from both a top-down and bottom-up perspective.

1.	From a top-down perspective, the allocation will reflect the views of the Permal Investment Committee, which considers various qualitative and quantitative factors relating to the global economy and their impact on global equity, fixed income, currency and commodity markets. The factors used to develop a target asset allocation include, but are not limited to, current and forecasted economic growth rates, interest rates and inflation trends for U.S. and foreign economies.

2.	Tactical allocation decisions are supported by various market specialists within Permal and take into consideration relative valuation differentials between regions and asset classes and the potential return given the anticipated level of risk inherent in each asset class.

3.	From a bottom-up perspective, underlying fund allocation decisions take into consideration an underlying fund’s consistency, size, fees, risk/reward and other investment statistics.

Permal will cause the fund to invest in underlying funds, including hedge funds (to the extent permitted under applicable regulatory requirements), ETFs and ETNs that have a range of investment styles and focuses. The underlying equity funds may include, among others, large capitalization funds, medium capitalization funds, small capitalization funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds and funds that invest in commodities and real estate-related securities (including REITs). The underlying fixed income funds similarly have a range of investment focuses and include funds that invest primarily in investment grade fixed income securities or in junk bonds. The underlying funds may employ a wide variety of strategies.

Permal will allocate assets to various underlying funds and ETNs which, in its opinion, are consistent with its guidelines and invest in the markets and strategies as identified by its asset allocation process. In allocating assets, Permal may consider, among other factors, the general type of strategy employed, depth of experience, fee levels, value, growth potential, reputation in the industry, consistency, volatility, ability to perform in up and down markets and returns over time.

The fund will purchase shares of the underlying open-end funds (other than ETFs) that are offered only to institutional and other eligible investors at net asset value with no initial or contingent deferred sales charges or Rule 12b-1 fees and with generally lower expenses than other share classes.

In connection with the changes to the fund’s investment strategies, Permal will make changes to the fund’s investments that are expected to produce capital gains, which will be taxable to shareholders that own fund shares in taxable accounts.

More on risks of investing in the fund and the underlying funds

Hedge fund strategies risk. The fund, both directly and through the underlying funds, may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales, leverage and derivative transactions and hedging strategies. The fund may invest in underlying funds employing proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated.

MLP investment risk. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments. The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy, natural resources or real estate sectors in general. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. In addition, MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility and interrelationships of commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. The performance of MLPs operating in the real estate sector may be linked to the performance of the real estate markets, including the risk of falling property values and declining rents, and from changes in interest rates or inflation. Much of the benefit the fund derives from its direct or indirect investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as the fund. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a reduction in the value of the fund’s shares.

Closed-end investment company risk. Investing in a closed-end investment company will give the fund exposure to the securities comprising the closed-end investment company and will expose the fund to risks similar to those of investing directly in those securities. Shares of closed-end investment companies are traded on exchanges and may trade at either a premium or discount to net asset value. The fund will pay brokerage commissions in connection with the purchase and sale of shares of closed-end investment companies.

Please retain this supplement for future reference.

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